UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act Of 1934

Date of Report (Date of earliest event reported): June 11, 2008 (June 5, 2008)

SouthPeak Interactive Corporation
(Exact Name of Registrant as Specified in its Charter)

Delaware	000-51693	20-3303304
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2900 Polo Parkway, Suite 200 Midlothian, Virginia 23113
(Address of principal executive offices) (Zip Code)

Registrant’s Telephone Number, Including Area Code: (804) 378-5100

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (See General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a- 12 under the Exchange Act (17 CFR 240.14a- 12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.02.	Unregistered Sales of Equity Securities.

Between June 5 and June 11, 2008, SouthPeak Interactive Corporation, a Delaware corporation (the “Company”) issued 4,192,333 additional shares of the Company’s Series A convertible preferred stock, par value $0.0001 per share (the “Series A Preferred”), to certain additional investors pursuant to the purchase agreement for the sale of Series A Preferred originally entered into by the Company on May 12, 2008 (the “Preferred Stock Purchase Agreement”). The Company is relying upon Rule 506 of Regulation D under the Securities Act of 1933, as amended, in connection with the issuance of these shares. 2,099,000 of the shares of Series A Preferred were issued for gross proceeds of $2,099,000 at a purchase price of $1.00 per share. The remaining 2,093,333 shares of Series A Preferred were issued to an investor in connection with the conversion of outstanding principal and interest owed by SouthPeak Interactive, L.L.C., a subsidiary of the Company, at a purchase price of $1.00 per share. Since May 12, 2008, the Issuer has sold an aggregate of 12,984,833 shares of Series A Preferred for aggregate consideration of $12,984,833, including the conversion of $2,093,333 in principal and interest. In exchange for investment banking services related to the sale of the Series A Preferred, the Company shall pay HCFP/Brenner Securities LLC a fee consisting of (a) cash in an amount equal to 6.5% of the gross proceeds received by the Company, including the conversion of indebtedness, (b) warrants with an exercise price of $1.00 to purchase a number of shares of common stock equal to 10% of the total number of shares of Series A Preferred issued by the Company, and (c) one of the Company’s Class Y warrants for every ten Class Y warrants issued pursuant to the Preferred Stock Purchase Agreement.

Item 9.01.	Financial Statements and Exhibits.

Exhibits

Exhibit Number	Description
10.4
Purchase Agreement, dated as of May 12, 2008, among the Registrant, SouthPeak Interactive, L.L.C., and the investors set forth therein (Previously filed as an Exhibit to the Registrant’s Current Report on Form 8-K filed on May 15, 2008, and incorporated herein by reference)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 11, 2008

SouthPeak Interactive Corporation

By:	/s/ Terry M. Phillips
Terry M. Phillips, Chairman

EXHIBIT INDEX

Exhibit Number	Description
10.4
Purchase Agreement, dated as of May 12, 2008, among the Registrant, SouthPeak Interactive, L.L.C., and the investors set forth therein (Previously filed as an Exhibit to the Registrant’s Current Report on Form 8-K filed on May 15, 2008, and incorporated herein by reference)